Exhibit 10.1

CAPITAL CITY

BANK GROUP,

INC.
SUPPLEMENTAL EXECUTIVE

RETIREMENT PLAN II
THIS SUPPLEMENTAL

EXECUTIVE RETIREMENT PLAN II (the ‘Plan”) was authorized

and approved ______________, _____,
by the Board of Directors of Capital City Bank Group, Inc. (hereinafter the “Company”), effective as of January 1, 2020.

This Plan is
intended to constitute an unfunded, nonqualified deferred compensation plan for the benefit of certain highly compensated executives of the Company and its subsidiaries as set forth in Section 301(a)(3)

of the Employee Retirement Income Security Act of 1974, as
amended (“ERISA”). This Plan is also intended to comply with Section

409A of the Internal Revenue Code of 1986, as amended (the
“Code”).

To the extent that there

are any conflicting provisions, Section 409A shall govern.

All references to the “Qualified Plan” of
the Company shall mean the Capital City Bank Group, Inc.

Retirement Plan, a defined benefit pension plan qualified under

Section
401(a) of the Code, covering the employees of the Company and its subsidiaries.

All capitalized terms not defined herein, shall have
the meaning as prescribed under the Qualified Plan.
1.

Participation.

Only executives who are

within a select group

of management level or

highly compensated and

who
are employees of

the Company and

its subsidiaries shall

be eligible for

selection by the

Board of Directors

to participate in

this Plan
(“Participant”).

Upon selection, the Participant

shall execute a Participation

Agreement, a form of which

is attached hereto as

Exhibit
“A” and

a Participant

Designation of

Beneficiary form

attached hereto

as Exhibit

“B.”

The Participation

Agreement and

the
Beneficiary Designation shall be retained by the Company.
2.

Supplemental Benefits.

The supplemental

benefits payable

to a

Participant under

this Plan

shall be

computed
utilizing the same

benefit accrual

formula and

definitions as

set forth in

the Qualified

Plan, except

that the

benefit limitation

under
Section 415 and

the compensation limitation

under Section 401(a)(17)

shall not apply in

the computation of

the supplemental benefit
(the “gross

supplemental benefits”).

The gross

supplemental benefits

shall be

limited to

and not

exceed 60%

of the

Participant’s
Average Monthly

Compensation without

regards to

Section 401(a)(17)

limitations.

Further, the

supplemental benefit

will equal the
present value of the gross supplemental benefits reduced by the present value of the benefits provided by the Qualified Plan.

3.

Mid-Career Hires.

The Board of Directors, in its sole discretion, may credit a

Participant, who was a mid-career hire
by the Company,

with additional years

of service under

this Plan for

purposes of determining

gross supplemental retirement

benefits
in order to compensate such Participant for retirement benefits lost under a prior employer’s pension plan.

The Board of Directors may
also, in

its sole

discretion, choose

to offset

gross supplemental

accrued benefits

under this

Plan by

any retirement

benefits accrued
under a

prior employer’s

pension plan

on behal

f

of a

Participant who

was a

mid-career hire

by the

Company.

Any such

credit or
offset made by the

Board of Directors

shall be made at

the time the employee

shall be made

a Participant and shall

be set forth in

the
Participation Agreement.
4.

Retirement Bene

fits. The

eligibility and

method of

determining supplemental

retirement benefits

for purposes

of
retirement benefits

shall be

the same

as determined

under the

Qualified Plan

subject to

the limitations

and clarifications

found in
Section 2 of this Plan.

However, the Board

of Directors, in its sole discretion,

may waive any reduction of benefits

due to Early Retirement.

Any such credit
or offset made

by the Board

of Directors shall

be communicated

in writing to

the affected

Participant at or

prior to the

Participant’s
retirement. Payment will be made as a single sum upon the Participant’s retirement.
5.

Death Benefits.

The eligibility

and method

of determining

supplemental death

benefits for

purposes of

Death
Benefits shall be the same as determined under the Qualified Plan subject to the limitations and clarifications found in Section 2 of this
Plan.

Payment will be made as a single sum upon the Participant’s

death.
6.

Disability Benefits

.

The eligibility

and method

of determining

supplemental disability

benefits for

purposes of
Disability Benefits

shall be

the same

as determined

under the

Qualified Plan

subject to

the limitations

and clarifications

found in
Section 2 of this

Plan. Payment will be

made as a monthly

annuity for the lifetime

of the Participant

beginning upon the Participant’s
attainment of Normal Retirement.
7.

Separation from

Service other

than Retirement

or Death

Benefits.

The eligibility

and method

of determining
supplemental termination

benefits for

purposes of

Termination

Benefits shall

be the

same as

determined under

the Qualified

Plan
subject to

the limitations

and clarifications

found in

Section 2

of this

Plan.

Payment will

be made

as a

single sum

upon the
Participant’s separation from service.

8.

Change in

Control.

In the

event of

a change

in control

of the

Company, the

Participant will

be credited

with an
additional two years

of Credited

Service for purposes

of computation of

gross supplemental

benefits under

this Plan.

Supplemental
benefits based

upon Normal

Retirement shall

be payable

to the

Participant within

30 days

of the

change in

control, subject

to the
provision of Section 9 regarding specified

employees.

“Change in Control” shall be defined to

include a sale of substantially all of the
assets of

the Company,

a change

in share

ownership of

greater than

50% within

a 24

-month period,

or any

other determination

of
change in control made by

the Board of Directors within

the meaning of Section 409A

of the Code.

Payment will be made as

a single
sum upon the change in control.
9.

Section 409

A.

This Paragraph

shall apply

to the

payment of

any benefits

under this

Plan notwithstanding

any
provision to the

contrary herein.

If any provision

of this Plan

(or any award

of compensation

or benefits

provided under

this Plan)
would cause the

Participant to

incur any additional

tax or interest

under Section 409A

of the Code,

the Company shall

reform such
provision to comply with

Section 409A and

agrees to maintain, to

the maximum extent practicable

without violating Section 409A

of
the Code or the

original intent and

economic benefit to Participant

of the applicable provision.

The Company shall not

accelerate the
payment of any

payment hereunder in

violation of Section

409A of the

Code.

To the

extent required under

Section 409A where

the
Participant is a

“specified employee,” the

Company shall delay

any payment under

this Plan for

a period of

six (6) months

following
Participant’s termination of employment.

Any payment of benefits to a Participant on account of termination of this Plan shall comply
with the timing of benefit payments for

plan terminations and liquidations in Treasury

Regulations. When used in connection

with any
payments subject to Section

409A required to be made

hereunder, the phrase “termination

of employment” and correlative terms

shall
mean separation

from service

as defined

in Section

409A.

Unless such

payments are

otherwise exempt

from Section

409A, any
reimbursements or in-kind benefits provided

under this Plan shall be administered

in accordance with Section 409A, such that:

(a) the
amount of expenses eligible

for reimbursement, or in-kind

benefits provided, during one

year shall not affect

the expenses eligible for
reimbursement or the

in-kind benefits provided

in any other

year; (b) reimbursement

of eligible expenses

shall be made

on or before
December 31

of the year

following the

year in which

the expense

was incurred;

(c) Participant’s

right to

reimbursement or

in-kind
benefits shall not

be subject

to liquidation or

to exchange for

another benefit; and,

(d) if

the payment of

any deferred

compensation
shall be payable

at any time

within a period

that overlaps two

calendar years, payment

shall be made

in the second

of the two

years.

For purposes of

Section 409A, Participant’s

right to receive

any installment payments

pursuant to this

Plan shall be

treated as a

right
to receive a series of separate and distinct payments.
10.

Plan Termination.

This Plan may

be terminated at

any time by

the Board of

Directors. However,

all supplemental
retirement benefits accrued

under this Plan prio

r

to termination shall be

non-forfeitable except as

provided in Section 12

herein.

Any
offsets from the Qualified Plan shall be based on

supplemental retirement benefits accrued through the date

of termination of this Plan,
and the supplemental retirement

benefits accrued under

this Plan as determined

by this Section upon

Plan termination shall

be paid in
a lump sum.
11.

Ownership of Assets.

Until made available to the

Participant or the Participant’s

designated beneficiary as provided
herein, all amounts of

compensation deferred under this

Plan shall remain for

all purposes a part

of the general funds

of the Company
(without being

restricted to

the provisions

of benefit

under this

Plan) and

shall be

subject to

the claims

of the

Company’s general
creditors. No person other than the Company shall, by

virtue of the provisions of this Plan and any Deferred

Compensation Agreement
with a

Participant, have

any interest

in such

funds. To

the extent

that any

person acquires

a right

to receive

payment from

the
Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.
12.

Forfeiture.

Notwithstanding anything herein

contained to the

contrary, no

payment of any

then-unpaid installments
of deferred

compensation shall

be made,

and all

rights under

this Plan

of the

Participant, the

Participant’s designated

beneficiary,
personal representatives, heirs,

or administrators, or

any other person,

to receive payments

thereof, shall be

forfeited if either

or both
of the following events shall occur:
A. The Participant

shall engage in

any activity or

conduct which,

in the opinion

of the Board,

is
inimical to the best

interests of the Company

and is or would

be cause for involuntary

termination
of the Participant’s employment.
B. After the Participant

ceases to be employed

by the Company,

the Participant shall fail

or refuse
to provide advice and counsel to the Company when reasonably requested to do so.
13.

Spendthrift Provision.

The right of

the Participant or

any other person

to the payment

of deferred compensation

or
other benefits under

this Plan shall

not be assigned,

transferred, pledged, or

encumbered except by

will or by the

laws of descent

and
distribution.
14.

No Employment Contract.

Nothing contained herein

shall be construed

as conferring upon

the Participant the

right
to continue in the employ of the Company as an executive or

in any other capacity.

15.

Other Benefit

Plans.

Any deferred

compensation payable

under this

Plan shall

not be

deemed “salary”

or “other
compensation” to the

Participant for the

purpose of computing

benefits to which

he may be

entitled under any

pension plan or

other
arrangement of the Company for the benefit of its employees.
16.

Administration.

This Plan will be

administered by the Board

of Directors.

The Board may appoint

a representative
to handle

daily administrative

matters.

The interpretation

of any

provisions of

this Plan

shall rest

solely with

the Board,

and any
decisions or interpretations

by the Board

as to a

Participant’s rights

or benefits under

this Plan shall

be final, binding

and conclusive
on all persons

for all purposes.

No member of

the Board shall

be liable to

any person for

any action taken

or omitted

in connection
with the interpretation

and administration

of this Plan

unless attributable

to the Board

member’s own

willful misconduct

or lack

of
good faith.

Except as

otherwise provided

herein, the

terms used

within this

Plan shall

have the

same meaning

as those

terms used
under the Qualified Plan.
17.

Binding Effect.

The terms and provisions

of this Supplemental Executive

Retirement Plan shall supersede

any prior
Supplemental Executive Retirement

Plans in which

the Participant participates

and shall be

binding upon and

inure to the

benefit of
the Company,

its successors

and assigns,

and the

Participant and

the Participant’s

designated beneficiary,

personal representatives,
heirs, and administrators.
18.

Governing Law.

This Plan shall be governed by the laws of the state of Florida.
IN WITNESS WHEREOF,

this Plan has been executed by the duly authorized officers

of the Company on the ___day of
_______________, 2020 to be effective as of the 1st

day of January 2020.

Capital City Bank Group, Inc.
By:

Name:

______________
Title:

Witnesses:

(Print name) __________________ (Print

name)___________________